UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Capital Appreciation Fund	June 30, 2022
PRWCX	Investor Class
PACLX	Advisor Class
TRAIX	I Class

T. ROWE PRICE CAPITAL APPRECIATION FUND

HIGHLIGHTS

■	Concerns over inflation, tighter central bank policy, and an end to the tailwind from government stimulus have contributed to rising fears of a global recession.

■	Your fund declined by 14.31% versus the S&P 500 Index’s 19.96% loss in the first half of 2022. The fund continued to deliver strong long-term risk-adjusted returns, generating 86% of the S&P 500’s return while taking on just 67% of the index’s risk over the last five years.

■	We took advantage of the steep decline in the information technology sector to build positions in a number of very high-quality, long-term attractive companies, and our holdings in the sector were our top equity market contributor over the first half of the year.

■	In downturns such as we find ourselves in now, many market participants lose sight of corporate fundamentals in pursuit of short-term gains. We believe that creates opportunities for long-term investors who can ignore the short-term sentiment and macroeconomic consensus.

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Management’s Discussion of Fund Performance

Fellow Shareholders

For most of the decade of the 2010s, the stock market and the global economy were generally solid. Interest rates were low, oil and natural gas prices were falling, there were no recessions in the U.S., no one was even thinking about a pandemic and, while there were wars, there was nothing that materially impacted the global economy. Stocks rose at a strong double-digit clip, due partially to very low valuations coming out of the global financial crisis (GFC) as well as to a material change in the composition of S&P 500 earnings toward higher-growth companies, which drove the S&P 500 multiple higher.

In many ways, since the start of the COVID pandemic the world seems to be in a very different place. The pandemic drove governments to take unprecedented steps to support their economies. These actions and the continued reverberations from the virus have driven higher inflation and caused material supply chain disruptions across the globe. Russia’s attempt to rebuild its empire by invading Ukraine has caused oil and natural gas prices to spike, contributed to grain shortages, and even raised the specter of nuclear war. The Federal Reserve and most developed market central banks kept rates near zero for far too long despite the strong recovery from the depths of the March–April 2020 downturn. This contributed to inflation as well as a bubble in some of the most speculative parts of the equity and crypto markets, which have just popped. Now, the market is worried about the prospect of a global recession driven by a wave of central banks raising interest rates, by the last of the stimulus money having been spent out of bank accounts, and by higher energy costs limiting discretionary consumer spending.

These are all very scary headlines and concerns we should not dismiss. These headlines and concerns have contributed to a decline in the forward S&P 500 multiple from 21x to a low of around 14x; we are currently around 16x. These valuations are well below where the market traded during much of 2021 as well as in the three years prior to the pandemic. With the S&P 500 down around 20% in the first half of this year, the market is now pricing in substantial bad news—though not a truly ugly recession in which the market multiple contracts even further and earnings crater like in the GFC.

As we have talked about in past letters, we are not macro investors. We are micro investors focused on individual companies. Most of these companies are less sensitive to the macro environment, and even those that are impacted in the short term see limited effects three to five years out.

As we will talk about later, history suggests this is a good buying opportunity. The market is down 20% and is pricing in at least a modest recession and/or elevated levels of inflation. Buying when the market is down, sentiment is bad, and insider buying is elevated has tended to produce good returns one year later.

On the inflationary front, many commodities are now below where they were entering 2022, and oil and natural gas prices are well off their recent highs. The U.S. oil rig count continues to rise, which should drive an increased supply of oil at the end of 2022 and into 2023—at the same time, demand for oil is slowing due to high prices and slowing global economic growth. An expected slowdown in hiring (which has yet to occur) should drive down wage pressure. Higher mortgage rates are already reducing home demand at the low end of the market and, by the second half of 2023, should put some downward pressure on owners’ equivalent rent, which is a large part of the consumer price index (CPI) calculation. By mid-2023, the market expects CPI to fall by roughly half from recent levels as we come to the anniversary of some of the commodity spikes following the Russian invasion of Ukraine. I continue to believe that inflation will be higher than it was pre-pandemic, but not materially higher. Whether inflation is 2% or 2.5% to 3% does not really matter; we’ll be fine as long as it is not 4% to 5% or more structurally.

While a recession is clearly possible, not all recessions are the same or impact each sector the same. And this would be a strange recession as some of the most cyclical end markets such as autos, Class 8 trucks, and commercial aerospace are operating at well below the peaks in demand we normally see before a recession. Will there be a moderate recession in housing and housing-related products (appliances) due to the combination of demand pull-forward from stimulus and now higher interest rates? Probably. Will there be a recession in personal electronics (PCs, tablets, phones) due to stimulus and pull-forward in demand? Probably. However, it does not feel like the banks are on the brink of massive credit losses, as during the GFC, and the bank loans we are most worried about—for commercial real estate—still have elevated levels of reserves left over from the COVID-induced reserve builds of 2020.

I think the most likely outcome is that inflation starts coming down in the fourth quarter of 2022 and continues coming down throughout 2023. I don’t believe it will be below where it was pre-pandemic, but it is unlikely to be in the headlines nearly as much as it is today.

And whether we skate by without a recession or go through a modest one, it does not appear that the U.S. economy is on the precipice of a major downturn such as the GFC.

There are still very low probability events that could cause further macro market weakness—use of nuclear weapons in Ukraine, direct conflict between Russia and NATO, large chunks of Russian oil being taken off-line, or a Chinese invasion of Taiwan—that scare me and should scare you.

However, absent these low probability events, the most likely environment 18 to 24 months from now is a modestly growing economy with slowing inflation and reduced supply chain challenges. If this does play out, it would likely be a very good environment for stocks, especially from this level. And even if a modest recession does unfold, much of this is already priced into more cyclical stocks (many of which are already down 25% to 35% or more).

Thus, we feel that it is a good time to be adding to risk assets. The market’s risk/reward looks reasonably attractive here and looked especially attractive near the market’s June lows (below 3,600).

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually

(2) Preserve shareholder capital over the intermediate term (i.e., three years)

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)

While we were able to outperform our balanced peers and the S&P 500, we were still disappointed that your fund lost 14.31% in the first half of 2022. (The performance of the Advisor and I Class shares will vary due to different fee structures.) The S&P 500 was down 19.96% and the Bloomberg U.S. Aggregate Index was down 10.35% during this period. This was a difficult period for balanced funds in particular as fixed income investments, which historically have held up better or even generated positive returns during equity market corrections, were down by double digits due to higher inflation and interest rates. We don’t like that your fund was down 71.7% of the S&P 500’s decline, and we aim to do better in future downturns.

As for our second goal—capital preservation over the intermediate term—your fund generated a 27.36% cumulative return over the last three years.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 59.02% cumulative return over the last five years versus 70.86% for the S&P 500. Based on annualized returns of 9.72% for your fund versus 11.31% for the S&P 500, your fund generated 86% of the market’s return over the last five years while taking on 67% of the market’s risk. While market and economic cycles have historically lasted around five years on average, we also tend to think of a full market cycle as encompassing at least one year of strong negative returns, as in 2008. While S&P 500 returns were negative in 2018 and the first half of 2022, we would not describe 2018 or the first half of 2022 as a period of strong negative returns within an historical construct. As your fund is not a pure equity fund, it would be very difficult to match the equity market’s return over any period in which we did not have at least one major equity market correction. Hence, if we extend the analysis to encompass 2008 and measure the last 13.5 years of fund performance, we would have accomplished this last goal by delivering 102% of the market’s return while taking only 69% of the market’s risk.

Our equities outperformed the S&P 500 by 133 basis points (-18.63% versus -19.96%) during the first half of 2022. Over the last 3-, 5-, and 10-year periods, our equities have outperformed the S&P 500 by an average of 189, 311, and 452 basis points annualized, respectively. Our fixed income investments outperformed the Bloomberg U.S. Aggregate Bond Index by 500 basis points (-5.35% versus -10.35%) in the first half of the year. Interest rates rose during the first half and this caused losses in traditional fixed income investments. Our fixed income investments also declined, but at a much more moderate rate as we hold primarily high-quality high yield and leveraged loans with very low duration. In addition, we started a position in 5-year Treasury bonds in the first half of 2022 as rates rose to more attractive levels. This is the fourth time since 2006 that we have bought a meaningful Treasury bond exposure.

For the 1-, 3-, 5-, and 10-year periods ended June 30, 2022, we outperformed our Lipper and Morningstar peers over every period. Your fund is ranked in the top 1 percent of funds over 5 years, 10 years, and since the current portfolio manager took over management in 2006 in both Lipper and Morningstar categories. (Based on cumulative total return, the Capital Appreciation Fund ranked 35 of 456, 8 of 434, 2 of 408, and 3 of 326 funds in the Lipper mixed-asset target allocation growth funds universe for the 1-, 3-, 5-, and 10-year periods ended June 30, 2022, respectively. Results may vary for other periods. Past performance cannot guarantee future results.)

However, let us reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than its peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation, and it does not neatly fit into any current benchmark.

The strongest equity market contributor to our first-half relative returns was information technology. Coming into 2022, information technology was our largest sector underweight. We were concerned about elevated valuations and elevated growth expectations for both private and public information technology companies. Many of these high-flying stocks are now down 50% to 75% from their 2021 highs. But many are still unattractive, having traded down from 500x earnings to 150x earnings (earnings that, by the way, don’t count high levels of stock compensation). However, as is often the case, the market has thrown out the baby with the bath water. We have used the broad sector weakness to take your fund overweight information technology stocks for the first time in many years. We have been able to add to, or initiate, positions in a number of very high-quality, long-term attractive companies—such as Apple, Nvidia, NXP Semiconductors, and Texas Instruments—as a result of short-term concerns around supply chains, recession, and near-term tough comps. I have often said that there is no easier way to make money in the stock market than to buy a high-quality company that is trading at an attractive valuation due solely to short-term concerns. I have no idea where these stocks will trade tomorrow, next week, or next month and, unlike much of the rest of the market, I don’t really care. What I do know is that these companies face very positive long-term trends: business mix shifting to more services (Apple), electronic vehicle penetration hitting an inflection point (NXP Semiconductors, Texas Instruments) and growth in data centers, artificial intelligence, and machine learning (Nvidia). These durable trends for the next decade or more should propel earnings and cash flow growth and lead to enhanced valuations. In addition, all of these companies have excellent management teams and deploy excess capital exceedingly well. Also worth mention is our large overweight to Microsoft, which aided relative returns in the first half of the year as the stock was down moderately less than the information technology sector. Microsoft continues to benefit from strong growth at Azure, its cloud computing business.

Our investments within the utilities sector also did quite well. While the utilities sector was down slightly in the first half of the year, our utility investments actually rose by about 3%. Coming into the year, utilities was one of our two largest overweight sectors (neck and neck with health care). Valuations appeared reasonable, fundamentals were as good as they had ever been, and sentiment toward utilities was still poor. I must admit to being surprised that utilities have performed so well year-to-date. Most market participants think of utilities as proxies for bonds—which have performed very poorly in 2022—but utilities have done well nonetheless. What has transpired is that in a difficult macro tape with war, inflation, supply chain problems, recession risk, and earnings risk, utilities stand out to many investors as a safe haven. As a result, utilities’ valuations have expanded and they now trade at big premiums to where they have traded historically relative to the market. In addition, utilities fundamentals have been so strong over the last five to 10 years, in part, because this was a period of falling natural gas prices and large reductions in the cost of renewable energy. But if natural gas prices stay elevated, inflation is higher going forward, and renewable costs start going up due to higher metals costs, utility commissions may start putting pressure on returns on equity and rate base growth. Utilities’ combination of elevated relative valuation, investors renting these safe-haven names, and risk that intermediate-term fundamentals may weaken has led us to take our position in utilities to an underweight for the first time since early 2018.

Your fund has employed a covered call overwriting strategy consistently since 2008. This involves buying an equity security and writing a call option that becomes exercisable at a higher price in return for an upfront premium. In the first half of 2022, our covered call program had a positive impact on your fund’s performance.

Our investments within the industrials and business services sector detracted from our relative returns. The largest culprit here was General Electric (GE). Our large investment in GE has been one of the most disappointing investments in my career as a portfolio manager. GE was once a great company but lost its way during the reign of Jeff Immelt due to a combination of horrible capital allocation and poor operational execution. Not owning GE for most of the time I have been running the Capital Appreciation Fund created a tremendous amount of relative value for my investors. But when former Danaher CEO Larry Culp became CEO of GE in 2018, I literally stopped everything I was doing and did a three-week deep dive into all of GE’s businesses, its balance sheet, and its long-term care liabilities.

After that work, I was convinced that GE had one great business (aviation), one above-average business (health care), and two below-average businesses (power and renewables), and that its liabilities and balance sheet issues were fixable. Much of that initial work has turned out to be absolutely correct. GE’s balance sheet is much stronger today—with solid investment-grade ratings, lower long-term care liability, and an improved pension position—and the company has been able to go on the offensive by buying back stock and making a couple of small acquisitions. GE’s free cash flow generation has expanded dramatically, with better working capital management and more discipline around capital spending.

So why has GE been such a disappointing stock? First, COVID very negatively impacted GE’s best and largest business: aviation. We don’t expect GE’s aviation business to get back to 2019 profit levels until 2025, whereas most industrial companies returned to 2019 levels by 2021. If there had never been a pandemic, GE’s aviation business would likely be earning more than double the operating profits it is projected to earn this year ($8-9 billion versus $4 billion). Second, while GE has delivered a massive turnaround in its power business, its renewables business has continued to struggle from a combination of poor operational execution, supply chain, lower demand, and inflation issues. The renewables business has been a steady money loser for GE and is likely several years away from a turnaround.

So why do we continue to hold GE? First, we have a large catalyst over the next 18 months as GE will be split into three companies. The health care business will be spun off in early 2023 and we believe this security will receive an attractive valuation given its mid-single-digit organic growth rate, margin expansion opportunity, double-digit earnings growth, and strong free cash flow. Second, the power and renewables businesses will be spun off in 2024. The leader who turned around the power business is now leading the renewables business and we have high hopes that it will be a mid-single-digit operating margin business by 2025–2026 under his leadership. Today, the market is effectively capitalizing the losses in renewables forever. The renewables business does not deserve to have an 11-figure negative value just because it is currently losing money. Third, aviation is a great business that should be poised for a decade-plus of excellent growth given how young its fleet of engines is (many have yet to go through their first or second overhaul). The sooner this business is freed from the renewables business, the better. Fourth, and maybe most importantly, even using conservative assumptions we believe the upside in GE is still substantial. When I look back over the last four years of GE, the company has had some incredibly bad luck between COVID, the supply chain, Russia, and a sudden decline in wind turbines due to a lack of renewal of the wind tax credit. But these haven’t been the only problems with our investment in GE; I have also made some process errors along the way. The range of outcomes and degree of predictability of GE has always been larger than many of our other large holdings, and as such it should have been a much smaller holding. While I continued adding to GE during periods of weakness, I was less aggressive reducing the position during periods of strength.

I aim to get better over time and learn from my mistakes. GE is an embarrassing mistake for me both professionally and personally, but I hope it leads me and my team to be better investors going forward. As a result of our experience with GE, we are making our portfolio slightly less concentrated (though still very concentrated). Some of our largest bets, including GE, have come down a little in size to better manage risk. Second, a member of my team, Brian Solomon, has been tasked to do a multi-month deep dive review of our GE investment. Last, I have instituted processes and procedures to ensure that no one stock takes up a disproportionate amount of my time going forward. This is probably more detail than you wanted or expected in this shareholder letter, but I think I owe it to my investors to explain what went wrong with GE and what we are doing to improve our process going forward.

Portfolio Outlook

Market downturns are not fun for anyone and I don’t like seeing my risk-averse investors experience short-term losses. However, I have found these market downturns to be excellent times to add to risk assets when they are on sale and to reshape the portfolio to take advantage of amazing opportunities. While no one can be certain how the future will play out, buying stocks when volatility is high and the market is down historically has worked extremely well for our shareholders. But then why doesn’t everyone—or really anyone else—follow our lead here? Why do investors pile into staples, utilities, and health care after the market is down materially when these sectors will materially underperform in the subsequent upturn?

Part of the answer is that most market participants are trying to win at the very difficult, and maybe even impossible, game of outperforming in the next day, the next week, or the next month. So much of the market’s massive intellectual capacity is focused on trying to outperform in the very short term, which makes absolutely no sense to me. Over the short term, stocks trade on noise, valuations are largely irrelevant, sentiment matters a lot, and calling the quarter or the next datapoint is critical. The vast majority of investors get caught up in the short-term game, losing focus on where a stock will be in a year or three years down the road. That creates opportunities for long-term investors who can ignore the short-term sentiment and macroeconomic consensus. In addition, if there is uncertainty around a stock in the short term, there is a large group of investors who just won’t touch it regardless of valuation. Valuation matters in the long term, but is largely irrelevant to most short-term-focused investors. Last, during a market correction, there is absolutely nothing in your daily professional life that is pushing you to add to stocks. Everything you come into contact with on a daily basis (stock prices, media, clients, friends, colleagues, news flow, even companies) is pushing you to reduce risk assets as opposed to add. Even though I have been doing this for a long time and have successfully added to risk assets in 2008–2009, 2011, 2015–2016, 2018, 2020, and again in 2022, it is extremely taxing to do this when every force of nature is telling you no. This is one of the greatest market inefficiencies we try to exploit. There is no guarantee any of the stocks we are buying will be higher in a year, but history would say the odds are on our side.

Just as we did during the March 2020 COVID-induced market downturn, we have triangulated a downside target for the S&P 500 based on three proprietary methods. We would expect to continue adding to risk assets at an accelerating pace the closer we get to our worst-case downside target, as we did during 2020. Today, the Capital Appreciation Fund is approximately 500 to 600 basis points (bps) overweight equities, a big change from our 300 bps underweight coming into 2022. However, at the trough of the market in March 2020, the fund was 1,000 to 1,100 bps overweight equities. We could clearly get back there if the market goes that low again.

IN CLOSING

We would like to thank all the analysts, associate analysts, quantitative analysts, and members of our team (Mike Signore, Chen Tian, Nikhil Shah, Vivek Rajeswaran, Brian Solomon, and Jared Duda) for their assistance in the first half of 2022.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

7/13/2022

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Allocation–50% to 70% Equity Category Average: Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.

BENCHMARK INFORMATION

Note: Bloomberg® and Bloomberg U.S. Aggregate Bond Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by T. Rowe Price. Bloomberg is not affiliated with T. Rowe Price, and Bloomberg does not approve, endorse, review, or recommend its products. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to its products.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2022 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2022 Morningstar, Inc. All rights reserved. The information contained therein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Note: ©2022, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/22
U.S. Treasury Notes	8.1%
Microsoft	6.9
Yum! Brands	3.6
Amazon.com	3.4
GE	3.3
HUB International	3.1
Thermo Fisher Scientific	2.9
Apple	2.9
Alphabet	2.8
Danaher	2.7
PNC Financial Services Group	2.6
TE Connectivity	2.3
PerkinElmer	2.3
Fortive	2.2
Becton, Dickinson & Company	2.0
UnitedHealth Group	1.9
Texas Instruments	1.8
Intercontinental Exchange	1.5
NXP Semiconductors	1.5
Ingersoll-Rand	1.5
Waste Connections	1.4
UKG	1.4
Roper Technologies	1.4
TransUnion	1.3
Marsh & McLennan	1.3
Total	**66.1%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
ASSET-BACKED SECURITIES 0.2%		
Domino's Pizza Master Issuer Series 2017-1A, Class A23 4.118%, 7/25/47 (1)	38,946,313	37,215
Domino's Pizza Master Issuer Series 2018-1A, Class A2I 4.116%, 7/25/48 (1)	34,117,575	33,263
Domino's Pizza Master Issuer Series 2019-1A, Class A2 3.668%, 10/25/49 (1)	18,157,063	16,434
Total Asset-Backed Securities (Cost $90,888)		**86,912**
BANK LOANS 13.3% (2)		
Acrisure, FRN 1M USD LIBOR + 3.750%, 5.416%, 2/15/27	25,363,338	23,683
ADMI, FRN 1M USD LIBOR + 3.375%, 5.041%, 12/23/27	54,677,875	49,708
ADMI, FRN 1M USD LIBOR + 3.500%, 5.166%, 12/23/27	133,107,966	121,683
Alliant Holdings Intermediate, FRN 1M USD LIBOR + 3.250%, 4.916%, 5/9/25	122,874,904	115,415
Alliant Holdings Intermediate, FRN 1M USD LIBOR + 3.250%, 4.916%, 5/9/25 (3)	53,239,154	50,235
Alliant Holdings Intermediate, FRN 1M USD LIBOR + 3.500%, 5.009%, 11/5/27	181,129,488	168,043
Applied Systems, FRN 1M USD LIBOR + 3.000%, 5.25%, 9/19/24	126,585,953	121,206
Applied Systems, FRN 1M USD LIBOR + 5.500%, 7.75%, 9/19/25	10,152,767	9,750
Arches Buyer, FRN 1M USD LIBOR + 3.250%, 4.916%, 12/6/27	28,622,929	26,047
Ascend Learning, FRN 1M USD LIBOR + 3.500%, 5.166%, 12/11/28	195,671,725	180,263
Ascend Learning, FRN 1M USD LIBOR + 5.750%, 7.416%, 11/18/29	27,870,000	25,501
AthenaHealth Group, FRN 1M TSFR + 3.500%, 5.009%, 1/27/29 (4)	193,050,000	177,245
Azalea Topco, FRN 1M TSFR + 3.900%, 4.90%, 7/25/26	14,932,575	13,906
Azalea Topco, FRN 1M USD LIBOR + 3.500%, 4.739%, 7/24/26	132,969,224	124,193
Azalea Topco, FRN 1M USD LIBOR + 3.750%, 4.989%, 7/24/26	20,702,040	19,615
Camelot U.S. Acquisition, FRN 1M USD LIBOR + 3.000%, 4.666%, 10/30/26	86,884,372	81,743

Cedar Fair, FRN 3M USD LIBOR + 1.750%, 3.416%, 4/13/24	1,588,881	1,549
CoreLogic, FRN 1M USD LIBOR + 3.500%, 5.188%, 6/2/28	105,066,050	87,100
CoreLogic, FRN 1M USD LIBOR + 6.500%, 8.188%, 6/4/29 (5)	5,985,000	4,309
Delta 2, FRN 3M USD LIBOR + 2.500%, 4.166%, 2/1/24	199,234,747	193,855
Eagle Broadband Investments, FRN 1M USD LIBOR + 3.000%, 5.313%, 11/12/27	20,577,604	19,343
Entegris, FRN 1M TSFR + 3.00%, 3/2/29 (3)	83,366,079	80,448
Eyecare Partners, FRN 1M USD LIBOR + 3.750%, 6.00%, 2/18/27	9,979,018	9,206
Eyecare Partners, FRN 1M USD LIBOR + 3.750%, 6.00%, 11/15/28	9,047,325	8,316
Filtration Group, FRN 1M USD LIBOR + 3.500%, 5.166%, 10/21/28	47,743,894	44,521
Filtration Group, FRN 3M EURIBOR + 3.500%, 3.50%, 3/31/25 (EUR) (5)	50,946,890	48,585
Filtration Group, FRN 3M USD LIBOR + 3.000%, 4.666%, 3/31/25	31,028,347	29,327
Four Seasons Hotels, FRN 3M USD LIBOR + 2.000%, 3.666%, 11/30/23	14,510,110	14,329
Heartland Dental, FRN 1M USD LIBOR + 4.000%, 5.642%, 4/30/25	16,409,250	15,318
Heartland Dental, FRN 3M USD LIBOR + 3.500%, 5.166%, 4/30/25	169,574,988	157,069
Howden Group Holdings, FRN 1M USD LIBOR + 3.250%, 4.938%, 11/12/27	164,646,218	155,066
HUB International, FRN 1M USD LIBOR + 3.000%, 4.214%, 4/25/25 (3)	746,716,455	705,572
HUB International, FRN 1M USD LIBOR + 3.250%, 4.348%, 4/25/25	486,594,855	460,552
IRB Holding, FRN 1M TSFR + 3.000%, 4.238%, 12/15/27	67,434,049	63,163
IRB Holding, FRN 1M USD LIBOR + 2.750%, 4.416%, 2/5/25	62,950,551	59,567
Life Time, FRN 1M USD LIBOR + 4.750%, 6.325%, 12/16/24	19,802,638	19,505
Loire Finco Luxembourg, FRN 1M USD LIBOR + 3.250%, 4.916%, 4/21/27	105,236,395	98,835
Medline Borrower, FRN 1M USD LIBOR + 3.250%, 4.916%, 10/23/28	392,647,353	363,505
Mileage Plus Holdings, FRN 1M USD LIBOR + 5.250%, 7.313%, 6/21/27	222,075,066	218,966

Pacific Dental Services, FRN 1M USD LIBOR + 3.250%, 4.759%, 5/5/28	14,369,850	13,616
Pathway Vet Alliance, FRN 1M USD LIBOR + 3.750%, 6.00%, 3/31/27	12,604,093	11,675
PetVet Care Centers, FRN 1M USD LIBOR + 3.500%, 5.166%, 2/14/25	74,636,318	70,220
PetVet Care Centers, FRN 3M USD LIBOR + 2.750%, 4.416%, 2/14/25	11,524,086	10,710
PetVet Care Centers, FRN 3M USD LIBOR + 3.250%, 4.916%, 2/14/25	48,887,597	45,751
PetVet Care Centers, FRN 3M USD LIBOR + 6.250%, 7.916%, 2/13/26	3,982,000	3,875
Polaris Newco, FRN 1M USD LIBOR + 4.000%, 5.666%, 6/2/28	16,341,513	15,058
Project Boost Purchaser, FRN 1M USD LIBOR + 3.500%, 5.166%, 5/30/26	17,012,026	15,768
RealPage, FRN 1M USD LIBOR + 3.000%, 4.666%, 4/24/28	186,348,604	171,828
RealPage, FRN 3M LIBOR + 6.50%, 8.166%, 4/23/29	6,300,000	5,974
Ryan Specialty Group, FRN 1M USD LIBOR + 3.000%, 4.625%, 9/1/27 (5)	37,033,802	35,552
SeaWorld Parks & Entertainment, FRN 1M USD LIBOR + 3.000%, 4.688%, 8/25/28	48,686,539	45,631
SkyMiles IP, FRN 3M USD LIBOR + 3.750%, 4.75%, 10/20/27	74,559,911	74,024
Sophia, FRN 1M TSFR + 4.00%, 5.775%, 10/7/27 (5)	14,105,667	13,683
Sophia, FRN 1M USD LIBOR + 3.250%, 5.50%, 10/7/27	31,735,188	29,534
Storable, FRN 1M TSFR + 3.500%, 6.078%, 4/17/28	9,476,250	8,876
Sunshine Luxembourg VII, FRN 1M USD LIBOR + 3.000%, 6.00%, 10/1/26	119,231,145	110,075
TK Elevator U.S. Newco, FRN 1M USD LIBOR + 3.500%, 4.019%, 7/30/27	143,827,656	134,390
UKG, FRN 1M USD LIBOR + 3.250%, 4.212%, 5/4/26	656,933,628	613,826
UKG, FRN 1M USD LIBOR + 5.250%, 6.212%, 5/3/27	32,910,000	30,277
UKG, FRN 3M USD LIBOR + 3.500%, 5.416%, 5/4/26	13,678,213	12,893
USI, FRN 1M USD LIBOR + 3.250%, 5.50%, 12/2/26	147,655,232	136,212
USI, FRN 3M USD LIBOR + 3.000%, 5.25%, 5/16/24	289,023,255	276,561

Welbilt, FRN 3M USD LIBOR + 2.500%, 4.166%, 10/23/25	17,400,000	17,103
Woof Holdings, FRN 1M USD LIBOR + 3.750%, 5.813%, 12/21/27 (5)	18,505,750	17,257
Total Bank Loans (Cost $6,455,671)		**6,086,611**
BOND MUTUAL FUNDS 1.6%		
T. Rowe Price Institutional Floating Rate Fund – Institutional Class, 4.75% (6)(7)	78,926,840	716,656
Total Bond Mutual Funds (Cost $766,741)		**716,656**
COMMON STOCKS 66.9%		
COMMUNICATION SERVICES 3.3%		
Interactive Media & Services 3.3%		
Alphabet, Class A (8)(9)	251,337	547,729
Alphabet, Class C (8)	337,269	737,759
Meta Platforms, Class A (8)(9)	1,386,985	223,651
Total Communication Services		1,509,139
CONSUMER DISCRETIONARY 7.3%		
Hotels, Restaurants & Leisure 3.9%		
Starbucks (9)	3,892,400	297,340
Yum! Brands (9)	12,951,128	1,470,083
		1,767,423
Internet & Direct Marketing Retail 3.4%		
Amazon.com (8)(9)	14,627,200	1,553,555
		1,553,555
Total Consumer Discretionary		3,320,978
CONSUMER STAPLES 0.7%		
Beverages 0.7%		
Keurig Dr Pepper (9)	9,302,545	329,217
Total Consumer Staples		329,217
ENERGY 0.5%		
Oil, Gas & Consumable Fuels 0.5%		
EOG Resources	848,300	93,686
Pioneer Natural Resources	637,700	142,258
Total Energy		235,944

FINANCIALS 7.6%		
Banks 2.6%		
PNC Financial Services Group (9)	7,523,659	1,187,008
		1,187,008
Capital Markets 3.7%		
Intercontinental Exchange	7,318,975	688,276
MSCI	1,085,131	447,237
S&P Global	1,573,511	530,368
		1,665,881
Insurance 1.3%		
Marsh & McLennan	3,895,260	604,739
		604,739
Total Financials		3,457,628
HEALTH CARE 13.7%		
Health Care Equipment & Supplies 2.8%		
Baxter International	122,545	7,871
Becton Dickinson & Company (9)	3,689,388	909,545
Cooper	116,107	36,356
Embecta (8)	57,660	1,460
Hologic (8)(9)	669,400	46,389
Teleflex	1,201,950	295,499
		1,297,120
Health Care Providers & Services 2.4%		
Humana (9)	421,522	197,302
UnitedHealth Group (9)	1,728,153	887,631
		1,084,933
Life Sciences Tools & Services 8.5%		
Avantor (8)	7,407,283	230,367
Danaher	4,845,937	1,228,542
PerkinElmer (6)	7,412,455	1,054,199
Thermo Fisher Scientific (9)	2,467,759	1,340,684
		3,853,792
Total Health Care		6,235,845
INDUSTRIALS & BUSINESS SERVICES 11.1%		
Commercial Services & Supplies 1.6%		
Aurora Innovation (8)	26,159,414	49,964
Waste Connections	5,315,253	658,879
		708,843
Industrial Conglomerates 4.4%		
General Electric (9)	21,848,093	1,391,068

Roper Technologies	1,608,808	634,916
		2,025,984
Machinery 3.6%		
Fortive (6)	18,155,390	987,290
Ingersoll Rand	16,062,525	675,911
		1,663,201
Professional Services 1.5%		
Equifax	268,904	49,150
TransUnion	7,658,061	612,569
		661,719
Total Industrials & Business Services		5,059,747
INFORMATION TECHNOLOGY 19.5%		
Electronic Equipment, Instruments & Components 3.0%		
TE Connectivity	9,455,777	1,069,921
Teledyne Technologies (8)	748,823	280,891
		1,350,812
IT Services 1.2%		
Mastercard, Class A	685,200	216,167
Visa, Class A	1,743,000	343,179
		559,346
Semiconductors & Semiconductor Equipment 4.2%		
NVIDIA	2,957,800	448,373
NXP Semiconductors	4,584,470	678,639
Texas Instruments	5,221,127	802,226
		1,929,238
Software 8.2%		
Microsoft (9)	12,334,627	3,167,902
Salesforce (8)	3,530,953	582,749
		3,750,651
Technology Hardware, Storage & Peripherals 2.9%		
Apple (9)	9,730,396	1,330,340
		1,330,340
Total Information Technology		8,920,387
MATERIALS 0.3%		
Chemicals 0.3%		
Linde	422,275	121,417
Total Materials		121,417
UTILITIES 1.4%		
Multi-Utilities 1.4%		
Ameren	4,114,144	371,754

CMS Energy (6)	3,150,065	212,629
Public Service Enterprise Group (9)	807,000	51,067
Total Utilities		635,450
Total Miscellaneous Common Stocks 1.5% (10)		671,866
Total Common Stocks (Cost $25,543,823)		**30,497,618**
CONVERTIBLE BONDS 0.2%		
Shopify, 0.125%, 11/1/25	26,495,000	22,270
Snap, Zero Coupon, 5/1/27	39,760,000	28,255
Spotify USA, Zero Coupon, 3/15/26	44,593,000	35,393
Total Convertible Bonds (Cost $98,221)		**85,918**
CONVERTIBLE PREFERRED STOCKS 0.4%		
INFORMATION TECHNOLOGY 0.4%		
Software 0.4%		
Waymo, Series A-2, Acquisition Date: 5/8/20, Cost $183,922 (5)(8)(11)	2,141,932	196,462
Waymo, Series B-2, Acquisition Date: 6/11/21, Cost $16,282 (5)(8)(11)	177,514	16,282
Total Information Technology		212,744
Total Convertible Preferred Stocks (Cost $200,204)		**212,744**
CORPORATE BONDS 6.9%		
Acrisure, 7.00%, 11/15/25 (1)	76,025,000	68,423
Alliant Holdings Intermediate, 4.25%, 10/15/27 (1)	14,533,000	12,571
Alliant Holdings Intermediate, 5.875%, 11/1/29 (1)	20,097,000	16,630
Alliant Holdings Intermediate, 6.75%, 10/15/27 (1)	25,425,000	22,374
Altice France Holding, 10.50%, 5/15/27 (1)	56,255,000	47,114
AmWINS Group, 4.875%, 6/30/29 (1)	20,805,000	17,060
Arches Buyer, 4.25%, 6/1/28 (1)	300,000	245
Avantor Funding, 3.875%, 11/1/29 (1)	7,605,000	6,635
Avantor Funding, 4.625%, 7/15/28 (1)	67,552,000	61,810
Black Knight InfoServ, 3.625%, 9/1/28 (1)	12,392,000	10,719
Booz Allen Hamilton, 3.875%, 9/1/28 (1)	9,245,000	8,182
Catalent Pharma Solutions, 3.125%, 2/15/29 (1)	23,381,000	19,202
Catalent Pharma Solutions, 3.50%, 4/1/30 (1)	12,380,000	10,152
Catalent Pharma Solutions, 5.00%, 7/15/27 (1)	5,507,000	5,183
CCO Holdings, 5.00%, 2/1/28 (1)	252,238,000	232,059
CCO Holdings, 5.125%, 5/1/27 (1)	274,340,000	258,908
CCO Holdings, 5.50%, 5/1/26 (1)	12,750,000	12,399
Cedar Fair, 5.25%, 7/15/29	71,965,000	63,509

Cedar Fair, 5.375%, 4/15/27	83,177,000	77,563
Cedar Fair, 5.50%, 5/1/25 (1)	43,587,000	42,279
Cedar Fair, 6.50%, 10/1/28	57,835,000	55,088
Clarios Global, 6.25%, 5/15/26 (1)	21,486,000	20,626
Clarios Global, 6.75%, 5/15/25 (1)	15,558,000	15,208
Clarios Global, 8.50%, 5/15/27 (1)	76,610,000	72,971
Clarivate Science Holdings, 3.875%, 7/1/28 (1)	19,471,000	16,283
Clarivate Science Holdings, 4.875%, 7/1/29 (1)	7,515,000	6,106
CoreLogic, 4.50%, 5/1/28 (1)	12,875,000	10,026
Delta Air Lines, 4.50%, 10/20/25 (1)	58,873,185	57,141
Delta Air Lines, 4.75%, 10/20/28 (1)	37,425,000	35,306
Gartner, 3.625%, 6/15/29 (1)	9,580,000	8,239
Gartner, 3.75%, 10/1/30 (1)	11,663,000	9,928
Gartner, 4.50%, 7/1/28 (1)	6,360,000	5,772
General Electric, Series D, FRN, 3M USD LIBOR + 3.33%, 5.159% (12)	140,675,000	122,739
Hadrian Merger Sub, 8.50%, 5/1/26 (1)	65,911,000	61,792
Hilton Domestic Operating, 3.625%, 2/15/32 (1)	7,995,000	6,356
Hilton Domestic Operating, 4.00%, 5/1/31 (1)	4,155,000	3,428
Hilton Domestic Operating, 5.375%, 5/1/25 (1)	3,675,000	3,602
Hilton Worldwide Finance, 4.875%, 4/1/27	1,915,000	1,800
Hologic, 3.25%, 2/15/29 (1)	8,628,000	7,377
Howmet Aerospace, 3.00%, 1/15/29	19,275,000	15,950
HUB International, 5.625%, 12/1/29 (1)	16,885,000	14,015
HUB International, 7.00%, 5/1/26 (1)	257,977,000	241,853
IQVIA, 5.00%, 5/15/27 (1)	14,625,000	13,839
KFC Holding, 4.75%, 6/1/27 (1)	156,581,000	150,514
Korn Ferry, 4.625%, 12/15/27 (1)	11,955,000	10,700
Lamar Media, 3.625%, 1/15/31	4,650,000	3,801
Lamar Media, 3.75%, 2/15/28	26,928,000	23,899
Lennox International, 3.00%, 11/15/23	6,420,000	6,353
Life Time, 5.75%, 1/15/26 (1)	52,089,000	46,750
Live Nation Entertainment, 4.875%, 11/1/24 (1)	3,645,000	3,472
Marriott International, Series R, 3.125%, 6/15/26	9,586,000	9,138
Mileage Plus Holdings, 6.50%, 6/20/27 (1)	39,450,000	38,760
Mirant, EC, 7.90%, 7/15/09 (1)(5)(8)	16,000,000	—
MSCI, 3.25%, 8/15/33 (1)	1,520,000	1,208
MSCI, 3.625%, 9/1/30 (1)	23,375,000	19,576
MSCI, 3.625%, 11/1/31 (1)	3,330,000	2,739
MSCI, 3.875%, 2/15/31 (1)	310,000	265
MSCI, 4.00%, 11/15/29 (1)	9,684,000	8,570
NiSource, VR, 5.65% (12)(13)	44,495,000	40,045
Photo Holdings Merger Sub, 8.50%, 10/1/26 (1)	43,423,000	32,784
Ryan Specialty Group, 4.375%, 2/1/30 (1)	2,890,000	2,511
SBA Communications, 3.125%, 2/1/29	9,895,000	8,089
SBA Communications, 3.875%, 2/15/27	27,470,000	25,066

Sensata Technologies, 3.75%, 2/15/31 (1)	9,585,000	7,668
Sensata Technologies, 4.00%, 4/15/29 (1)	19,660,000	16,662
Sensata Technologies, 5.00%, 10/1/25 (1)	23,800,000	22,759
Sensata Technologies, 5.625%, 11/1/24 (1)	6,670,000	6,586
Sirius XM Radio, 5.00%, 8/1/27 (1)	74,165,000	68,603
Six Flags Entertainment, 4.875%, 7/31/24 (1)	186,526,000	176,967
Six Flags Entertainment, 5.50%, 4/15/27 (1)	115,949,000	103,774
Six Flags Theme Parks, 7.00%, 7/1/25 (1)	59,402,000	59,996
State Street, Series F, FRN, 3M USD LIBOR + 3.597%, 5.426% (12)	11,154,000	10,875
Surgery Center Holdings, 10.00%, 4/15/27 (1)	47,071,000	45,718
T-Mobile USA, 3.375%, 4/15/29 (1)	2,970,000	2,588
Teleflex, 4.25%, 6/1/28 (1)	5,425,000	4,882
Teleflex, 4.625%, 11/15/27	31,460,000	28,943
TK Elevator U.S. Newco, 5.25%, 7/15/27 (1)	19,150,000	16,948
TransDigm, 5.50%, 11/15/27	12,875,000	10,944
TransDigm, 6.25%, 3/15/26 (1)	12,875,000	12,392
TransDigm, 6.375%, 6/15/26	5,780,000	5,433
TransDigm U.K. Holdings, 6.875%, 5/15/26	3,025,000	2,828
Twilio, 3.625%, 3/15/29	1,215,000	1,022
Twitter, 5.00%, 3/1/30 (1)	15,890,000	15,076
U.S. Airways PTT, Series 2010-1, Class A, 6.25%, 4/22/23	4,693,229	4,670
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25	863,443	794
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	5,222,135	4,700
United Airlines PTT, Series 2012-1, Class A, 4.15%, 4/11/24	8,174,438	8,033
USI, 6.875%, 5/1/25 (1)	100,951,000	97,039
Yum! Brands, 3.625%, 3/15/31	18,651,000	15,714
Yum! Brands, 3.875%, 11/1/23	21,022,000	20,864
Yum! Brands, 4.625%, 1/31/32	25,538,000	22,474
Yum! Brands, 4.75%, 1/15/30 (1)	11,060,000	10,009
Yum! Brands, 5.35%, 11/1/43	64,619,000	53,957
Yum! Brands, 5.375%, 4/1/32	37,109,000	34,140
Yum! Brands, 6.875%, 11/15/37	27,015,000	27,690
Total Corporate Bonds (Cost $3,410,898)		**3,153,450**

PREFERRED STOCKS 0.5%

FINANCIALS 0.0%

Financial Services 0.0%

Charles Schwab, Series D, 5.95% (12)	95,800	2,390
Total Financials		2,390

UTILITIES 0.5%

Electric Utilities 0.4%

CMS Energy, 5.875%, 10/15/78 (6)	2,928,964	68,304
CMS Energy, 5.875%, 3/1/79 (6)	3,672,135	87,470

SCE Trust IV, Series J, VR, 5.375% (6)(12)(13)	1,908,071	38,352
		194,126
Gas & Gas Transmission 0.1%		
NiSource, Series B, VR, 6.50% (12)(13)	831,054	21,691
		21,691
Total Utilities		215,817
Total Preferred Stocks (Cost $235,901)		**218,207**
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED) 8.1%		
U S Treasury Obligations 8.1%		
U.S. Treasury Notes, 1.50%, 1/31/27	1,193,228,800	1,113,805
U.S. Treasury Notes, 1.875%, 2/28/27	1,742,885,200	1,654,379
U.S. Treasury Notes, 2.50%, 3/31/27	942,364,000	919,394
		3,687,578
Total U.S. Government Agency Obligations (Excluding Mortgage-Backed) (Cost $3,810,915)		**3,687,578**
SHORT-TERM INVESTMENTS 1.8%		
Money Market Funds 1.8%		
T. Rowe Price Government Reserve Fund, 1.33% (6)(14)	816,298,695	816,299
Total Short-Term Investments (Cost $816,299)		**816,299**
Total Investments in Securities 99.9% of Net Assets (Cost $41,429,561)		**$ 45,561,993**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $2,534,241 and represents 5.6% of net assets.

(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(3) All or a portion of this loan is unsettled as of June 30, 2022. The interest rate for unsettled loans will be determined upon settlement after period end.

(Amounts in 000s, except for contracts)

OPTIONS WRITTEN (0.1)%

OTC Options Written (0.1)%

Counterparty	Description	Contracts	Notional Amount	$ Value
Goldman Sachs	Alphabet, Class A, Call, 1/20/23 @ $3,200.00	119	25,933	(225)
Goldman Sachs	Alphabet, Class A, Call, 1/20/23 @ $3,300.00	119	25,933	(164)
Goldman Sachs	Alphabet, Class A, Call, 1/20/23 @ $3,400.00	119	25,933	(121)
Goldman Sachs	Alphabet, Class A, Call, 1/20/23 @ $3,500.00	119	25,933	(104)
Citibank	Amazon.com, Call, 1/20/23 @ $225.00	1,260	13,382	(13)
Citibank	Amazon.com, Call, 1/20/23 @ $230.00	1,260	13,382	(22)
Citibank	Amazon.com, Call, 1/20/23 @ $235.00	1,260	13,382	(21)
Citibank	Amazon.com, Call, 1/20/23 @ $240.00	1,260	13,382	(30)
Citibank	Amazon.com, Call, 1/20/23 @ $245.00	1,260	13,382	(16)
Citibank	Amazon.com, Call, 1/20/23 @ $250.00	1,260	13,382	(15)
Citibank	Amazon.com, Call, 1/20/23 @ $255.00	1,260	13,382	(15)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $180.00	1,860	19,755	(212)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $185.00	1,860	19,755	(94)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $190.00	1,860	19,755	(145)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $200.00	1,220	12,958	(46)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $205.00	1,220	12,958	(37)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $210.00	1,220	12,958	(55)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $215.00	1,220	12,958	(35)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $220.00	1,220	12,958	(27)
Goldman Sachs	Amazon.com, Call, 1/20/23 @ $225.00	1,220	12,958	(13)
Wells Fargo Bank	Amazon.com, Call, 1/20/23 @ $175.00	8,400	89,216	(823)

Wells Fargo Bank	Amazon.com, Call, 1/20/23 @ $190.00	3,200	33,987	(250)
Wells Fargo Bank	Amazon.com, Call, 1/20/23 @ $195.00	3,200	33,987	(99)
Wells Fargo Bank	Amazon.com, Call, 1/20/23 @ $200.00	3,200	33,987	(120)
Wells Fargo Bank	Amazon.com, Call, 1/20/23 @ $205.00	3,200	33,987	(98)
Wells Fargo Bank	Amazon.com, Call, 1/20/23 @ $210.00	3,200	33,987	(144)
JPMorgan Chase	Apple, Call, 1/20/23 @ $170.00	5,100	69,727	(1,810)
JPMorgan Chase	Apple, Call, 1/20/23 @ $175.00	5,100	69,727	(1,484)
JPMorgan Chase	Apple, Call, 1/20/23 @ $180.00	5,100	69,727	(1,191)
Goldman Sachs	Becton Dickinson & Company, Call, 1/20/23 @ $260.00	961	23,692	(1,552)
Goldman Sachs	Becton Dickinson & Company, Call, 1/20/23 @ $280.00	961	23,692	(889)
Goldman Sachs	Becton Dickinson & Company, Call, 1/20/23 @ $290.00	961	23,692	(625)
Wells Fargo Bank	General Electric, Call, 1/20/23 @ $85.00	7,280	46,352	(1,059)
Wells Fargo Bank	General Electric, Call, 1/20/23 @ $90.00	7,280	46,352	(677)
Wells Fargo Bank	General Electric, Call, 1/20/23 @ $95.00	7,280	46,352	(422)
Wells Fargo Bank	General Electric, Call, 1/20/23 @ $110.00	9,609	61,181	(216)
Citibank	Hologic, Call, 1/20/23 @ $85.00	3,347	23,195	(469)
Citibank	Hologic, Call, 1/20/23 @ $90.00	3,347	23,195	(276)
Citibank	Humana, Call, 1/20/23 @ $520.00	510	23,872	(1,155)
Citibank	Humana, Call, 1/20/23 @ $530.00	510	23,872	(1,012)
Citibank	Humana, Call, 1/20/23 @ $540.00	510	23,872	(841)
Citibank	Keurig Dr Pepper, Call, 1/20/23 @ $40.00	7,350	26,012	(551)

Citibank	Keurig Dr Pepper, Call, 1/20/23 @ $42.00	7,350	26,012	(276)
JPMorgan Chase	Meta Platforms, Class A, Call, 9/16/22 @ $345.00	638	10,288	(7)
JPMorgan Chase	Meta Platforms, Class A, Call, 9/16/22 @ $360.00	638	10,288	(6)
Citibank	Microsoft, Call, 1/20/23 @ $330.00	2,142	55,013	(771)
Citibank	Microsoft, Call, 1/20/23 @ $340.00	4,452	114,341	(1,131)
Citibank	Microsoft, Call, 1/20/23 @ $350.00	4,452	114,341	(835)
Citibank	Microsoft, Call, 1/20/23 @ $360.00	2,310	59,328	(311)
Citibank	Microsoft, Call, 1/20/23 @ $365.00	1,603	41,170	(183)
Credit Suisse	Microsoft, Call, 1/20/23 @ $320.00	4,546	116,755	(2,205)
Credit Suisse	Microsoft, Call, 1/20/23 @ $330.00	1,372	35,237	(494)
Credit Suisse	Microsoft, Call, 1/20/23 @ $335.00	1,372	35,237	(410)
Credit Suisse	Microsoft, Call, 1/20/23 @ $340.00	1,372	35,237	(348)
Credit Suisse	Microsoft, Call, 1/20/23 @ $345.00	1,372	35,237	(298)
Credit Suisse	Microsoft, Call, 1/20/23 @ $350.00	1,372	35,237	(257)
JPMorgan Chase	Microsoft, Call, 1/20/23 @ $350.00	2,320	59,585	(435)
JPMorgan Chase	Microsoft, Call, 1/20/23 @ $355.00	2,320	59,585	(361)
JPMorgan Chase	Microsoft, Call, 1/20/23 @ $360.00	2,321	59,610	(312)
Susquehanna Financial Group LLLP	Microsoft, Call, 1/20/23 @ $320.00	2,277	58,480	(1,104)
Susquehanna Financial Group LLLP	Microsoft, Call, 1/20/23 @ $330.00	2,277	58,480	(820)
Susquehanna Financial Group LLLP	Microsoft, Call, 1/20/23 @ $340.00	2,277	58,480	(578)
Susquehanna Financial Group LLLP	Microsoft, Call, 1/20/23 @ $350.00	2,277	58,480	(427)
Citibank	PNC Financial Services Group, Call, 1/20/23 @ $220.00	3,221	50,818	(193)

The accompanying notes are an integral part of these financial statements.

June 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation Fund (Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class) and the Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund's financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, and/or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of June 30, 2022, securities valued at $564,545,000 had been posted by the fund to counterparties for bilateral derivatives. As of June 30, 2022, no collateral was pledged by counterparties to the fund for bilateral derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended June 30, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 6% and 13% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund's performance.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $17,996,206,000 and $17,770,662,000, respectively, for the six months ended June 30, 2022. Purchases and sales of U.S. government securities aggregated $4,297,172,000 and $459,054,000, respectively, for the six months ended June 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2022, the cost of investments for federal income tax purposes was $41,718,775,000. Net unrealized gain aggregated $3,798,047,000 at period-end, of which $6,518,992,000 related to appreciated investments and $2,720,945,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.30% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2022, the effective annual group fee rate was 0.29%. Effective April 30, 2019, Price Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.27% is applied to the fund’s average daily net assets that are equal to or greater than $27.5 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $3,360,000 and allocated ratably in the amounts of $2,165,000 for the Investor Class, $48,000 for the Advisor Class, and $1,147,000 for the I Class, for the six months ended June 30, 2022.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended June 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $4,167,000 for T. Rowe Price Services, Inc.; and $795,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the six months ended June 30, 2022, are as follows:

Total management fee waived was allocated ratably in the amounts of $1,207,000, $28,000 and $668,000 for the Investor Class, Advisor Class, and I Class, respectively, for the six months ended June 30, 2022.

As of June 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 2,479,609 shares of the Investor Class, representing less than 1% of the Investor Class's net assets, and 2,839,623 shares of the I Class, representing less than 1% of the I Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades and for the cost of brokerage commissions embedded in the cost of the fund’s foreign currency transactions. These agreements may be rescinded at any time. For the six months ended June 30, 2022, these reimbursements amounted to $1,368,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets. These are recent examples of global events which may have an impact on the fund’s performance, which could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring the risks and financial impacts arising from these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/us/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Guidelines.” Click on the links in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser). The Board also considered the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price Investment Management, Inc. (Subadviser) on behalf of the fund, which became effective on March 7, 2022. In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser and Subadviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser and Subadviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser and the services that will be provided by the Subadviser effective March 7, 2022. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s and Subadviser’s senior management teams and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board noted that the Subadvisory Contract authorizes the Subadviser, subject to oversight by the Adviser, to have investment discretion with respect to all or a portion of the fund’s portfolio. However, there will be information barriers between investment personnel of the Adviser and Subadviser that restrict the sharing of certain information, such as investment research, trading, and proxy voting. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser and to be provided by the Subadviser.

Investment Performance of the Fund
The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate that declines at certain asset levels based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group) and second quintile (Expense Universe and Advisor Class Expense Group); and the fund’s total expenses ranked in the third quintile (Investor Class Expense Group), second quintile (Expense Universe), and first quintile (Advisor Class Expense Group).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2022